Exhibit 99.1
Investor Relations: Media Relations:	Anjali Aggarwal Jonathan Freedman +1 (617) 747-3300 ir@amg.com pr@amg.com

AMG Reports Financial and Operating Results for the Fourth Quarter
and Full Year 2019

Company reports EPS of $0.46, Economic EPS of $4.52 in fourth quarter
EPS of $0.31, Economic EPS of $14.22 for the full year 2019

Net Income (controlling interest) of $23 million, Economic Net Income of $222 million
Adjusted EBITDA of $200 million, a 5% increase year-over-year
Returned $426 million in capital to shareholders in 2019, including $110 million in share repurchases in Q4
Announced $0.32 cash dividend per common share

WEST PALM BEACH, FL, February 3, 2020 — Affiliated Managers Group, Inc. (NYSE: AMG) today reported its financial and operating results for the fourth quarter and full year 2019.

Jay C. Horgen, President and Chief Executive Officer of AMG, said:
“AMG reported Economic earnings per share of $4.52 and year-over-year EBITDA growth of 5%, reflecting strong Affiliate investment performance and related performance fees. Net client cash flows of ($11.3) billion were driven primarily by certain quantitative strategies and seasonal client redemptions. During the quarter, AMG and certain Affiliates implemented a number of strategic repositioning initiatives to reallocate resources to areas of higher growth and return.

"Looking ahead, we are well-positioned to generate growth over time, given our Affiliates’ strong long-term performance records — particularly in fundamental and relative value strategies — along with their business momentum in growing areas such as private markets, wealth management, and fixed income. In addition, we continue to invest in growth opportunities and are advancing discussions with prospective Affiliates operating in areas of strong client demand. Through the disciplined execution of our growth strategy, along with our commitment to returning excess capital to shareholders, we are confident in our ability to create long-term shareholder value.”

FINANCIAL HIGHLIGHTS	Three Months Ended		Year Ended
(in millions, except as noted and per share data)	12/31/2018	12/31/2019	12/31/2018	12/31/2019
Operating Performance Measures
AUM (at period end, in billions)	$736.0	$722.5	$736.0	$722.5
Average AUM (in billions)	776.0	720.2	819.9	758.1
Net client cash flows (in billions)	(15.8)	(11.3)	(12.5)	(53.5)
Aggregate fees	1,231.6	1,417.2	5,442.4	4,962.7
Financial Performance Measures
Net income (loss) (controlling interest)	$(151.3)	$22.5	$243.6	$15.7
Earnings (loss) per share (diluted)	(2.88)	0.46	4.52	0.31
Supplemental Performance Measures (1)
Adjusted EBITDA (controlling interest)	$191.3	$200.3	$961.8	$841.6
Economic net income (controlling interest)	185.8	221.8	780.7	720.2
Economic earnings per share	3.53	4.52	14.50	14.22

For additional information on our Supplemental Performance Measures, including reconciliations to GAAP, see the Financial Tables and Notes.

Capital Management
The Company announced a first-quarter cash dividend of $0.32 per common share, payable February 27, 2020 to common stockholders of record as of the close of business on February 13, 2020. During the fourth quarter of 2019, the Company repurchased $110 million in common stock.
About AMG
AMG is a global asset management company with equity investments in leading boutique investment management firms. AMG’s strategy is to generate long‐term value by investing in leading independent active investment managers, through a proven partnership approach, and allocating resources across the Company's unique opportunity set to the areas of highest growth and return. AMG’s innovative partnership approach allows each Affiliate’s management team to own significant equity in their firm while maintaining operational autonomy. In addition, AMG provides centralized assistance to its Affiliates on strategy, marketing, distribution, and product development. As of December 31, 2019, AMG’s aggregate assets under management were approximately $723 billion, across a broad range of active, return-oriented strategies. For more information, please visit the Company’s website at www.amg.com.

Conference Call, Replay and Presentation Information
A conference call will be held with AMG’s management at 8:30 a.m. Eastern time today. Parties interested in listening to the conference call should dial 1-877-407-8291 (U.S. calls) or 1-201-689-8345 (non-U.S. calls) shortly before the call begins.

The conference call will also be available for replay beginning approximately one hour after the conclusion of the call. To hear a replay of the call, please dial 1-877-660-6853 (U.S. calls) or 1-201-612-7415 (non-U.S. calls) and provide conference ID 13697921. The live call and replay of the session, and a presentation highlighting the Company's performance can also be accessed via AMG’s website at https://ir.amg.com/.

Financial Tables Follow

ASSETS UNDER MANAGEMENT - STATEMENT OF CHANGES (2) (in billions)

BY STRATEGY - QUARTER TO DATE	Alternatives	Global Equities	U.S. Equities	Multi-Asset & Fixed Income	Total
AUM, September 30, 2019	$280.9	$258.2	$104.3	$107.3	$750.7
Client cash inflows and commitments	6.8	9.9	3.9	5.9	26.5
Client cash outflows	(14.3)	(13.7)	(5.3)	(4.5)	(37.8)
Net client cash flows	(7.5)	(3.8)	(1.4)	1.4	(11.3)
Market changes	0.4	19.1	6.7	2.9	29.1
Foreign exchange	3.5	4.4	0.3	0.8	9.0
Realizations and distributions (net)	(0.5)	(0.2)	(0.2)	—	(0.9)
Strategic repositioning	(33.5)	(2.3)	(4.8)	(3.8)	(44.4)
Other	(2.1)	(0.5)	(4.9)	(2.2)	(9.7)
AUM, December 31, 2019	$241.2	$274.9	$100.0	$106.4	$722.5

BY STRATEGY - YEAR TO DATE	Alternatives	Global Equities	U.S. Equities	Multi-Asset & Fixed Income	Total
AUM, December 31, 2018	$293.5	$243.8	$97.6	$101.1	$736.0
Client cash inflows and commitments	35.0	37.6	16.4	20.8	109.8
Client cash outflows	(62.0)	(57.2)	(26.3)	(17.8)	(163.3)
Net client cash flows	(27.0)	(19.6)	(9.9)	3.0	(53.5)
New investments	4.0	—	—	—	4.0
Market changes	11.6	51.7	23.3	12.2	98.8
Foreign exchange	1.7	3.1	0.3	0.8	5.9
Realizations and distributions (net)	(3.1)	(0.4)	(0.2)	(0.2)	(3.9)
Strategic repositioning	(33.5)	(2.3)	(4.8)	(8.4)	(49.0)
Other	(6.0)	(1.4)	(6.3)	(2.1)	(15.8)
AUM, December 31, 2019	$241.2	$274.9	$100.0	$106.4	$722.5

BY CLIENT TYPE - QUARTER TO DATE	Institutional	Retail	High Net Worth	Total
AUM, September 30, 2019	$435.1	$199.8	$115.8	$750.7
Client cash inflows and commitments	12.4	8.7	5.4	26.5
Client cash outflows	(20.0)	(13.6)	(4.2)	(37.8)
Net client cash flows	(7.6)	(4.9)	1.2	(11.3)
Market changes	14.3	10.2	4.6	29.1
Foreign exchange	4.7	4.0	0.3	9.0
Realizations and distributions (net)	(0.4)	(0.5)	—	(0.9)
Strategic repositioning	(36.9)	(3.0)	(4.5)	(44.4)
Other	(2.0)	(7.5)	(0.2)	(9.7)
AUM, December 31, 2019	$407.2	$198.1	$117.2	$722.5

BY CLIENT TYPE - YEAR TO DATE	Institutional	Retail	High Net Worth	Total
AUM, December 31, 2018	$432.9	$195.4	$107.7	$736.0
Client cash inflows and commitments	46.0	44.3	19.5	109.8
Client cash outflows	(81.4)	(65.0)	(16.9)	(163.3)
Net client cash flows	(35.4)	(20.7)	2.6	(53.5)
New investments	4.0	—	—	4.0
Market changes	50.3	32.9	15.6	98.8
Foreign exchange	3.3	2.1	0.5	5.9
Realizations and distributions (net)	(3.1)	(0.7)	(0.1)	(3.9)
Strategic repositioning	(36.9)	(3.0)	(9.1)	(49.0)
Other	(7.9)	(7.9)	—	(15.8)
AUM, December 31, 2019	$407.2	$198.1	$117.2	$722.5

CONSOLIDATED STATEMENTS OF INCOME (QUARTERLY)

	Three Months Ended
(in millions, except per share data)	12/31/2018	12/31/2019

Consolidated revenue	$564.4	$555.5

Consolidated expenses:
Compensation and related expenses	225.8	234.8
Selling, general and administrative	103.3	93.5
Intangible amortization and impairments	38.3	72.5
Interest expense	18.1	18.8
Depreciation and other amortization	5.5	4.6
Other expenses (net)	36.3	20.8
Total consolidated expenses	427.3	445.0

Equity method loss (net) (3)	(191.4)	(19.5)

Investment and other income (loss)	(9.3)	3.3
Income (loss) before income taxes	(63.6)	94.3

Income tax expense (benefit)	35.2	(1.6)
Net income (loss)	(98.8)	95.9

Net income (non-controlling interests)	(52.5)	(73.4)
Net income (loss) (controlling interest)	$(151.3)	$22.5

Average shares outstanding (basic)	52.5	48.9
Average shares outstanding (diluted)	52.5	49.1

Earnings (loss) per share (basic)	$(2.88)	$0.46
Earnings (loss) per share (diluted)	$(2.88)	$0.46

RECONCILIATIONS OF SUPPLEMENTAL PERFORMANCE MEASURES (QUARTERLY) (1)

	Three Months Ended
(in millions, except per share data)	12/31/2018	12/31/2019

Net income (loss) (controlling interest)	$(151.3)	$22.5
Intangible amortization and impairments	288.0	162.3
Intangible-related deferred taxes	49.6	32.3
Other economic items	(0.5)	4.7
Economic net income (controlling interest)	$185.8	$221.8

Average shares outstanding (adjusted diluted)	52.7	49.1
Economic earnings per share	$3.53	$4.52

Net income (loss) (controlling interest)	$(151.3)	$22.5
Interest expense	18.1	18.8
Income taxes	30.7	(6.0)
Intangible amortization and impairments	288.0	162.3
Other items	5.8	2.7
Adjusted EBITDA (controlling interest)	$191.3	$200.3

See Notes for additional information.

CONSOLIDATED STATEMENTS OF INCOME (YEARLY)

	Year Ended
(in millions, except per share data)	12/31/2018	12/31/2019

Consolidated revenue	$2,378.4	$2,239.6

Consolidated expenses:
Compensation and related expenses	987.2	943.0
Selling, general and administrative	417.7	376.8
Intangible amortization and impairments	114.8	144.5
Interest expense	80.6	76.2
Depreciation and other amortization	22.0	21.3
Other expenses (net)	69.7	57.0
Total consolidated expenses	1,692.0	1,618.8

Equity method loss (net) (3)	(0.2)	(338.0)

Investment and other income	27.4	25.2
Income before income taxes	713.6	308.0

Income tax expense	181.3	2.9
Net income	532.3	305.1

Net income (non-controlling interests)	(288.7)	(289.4)
Net income (controlling interest)	$243.6	$15.7

Average shares outstanding (basic)	53.6	50.5
Average shares outstanding (diluted)	53.8	50.6

Earnings per share (basic)	$4.55	$0.31
Earnings per share (diluted)	$4.52	$0.31

RECONCILIATIONS OF SUPPLEMENTAL PERFORMANCE MEASURES (YEARLY) (1)

	Year Ended
(in millions, except per share data)	12/31/2018	12/31/2019

Net income (controlling interest)	$243.6	$15.7
Intangible amortization and impairments	454.9	745.8
Intangible-related deferred taxes	79.7	(51.3)
Other economic items	2.5	10.0
Economic net income (controlling interest)	$780.7	$720.2

Average shares outstanding (adjusted diluted)	53.8	50.6
Economic earnings per share	$14.50	$14.22

Net income (controlling interest)	$243.6	$15.7
Interest expense	80.6	76.2
Income taxes	169.4	(9.1)
Intangible amortization and impairments	454.9	745.8
Other items	13.3	13.0
Adjusted EBITDA (controlling interest)	$961.8	$841.6

See Notes for additional information.

CONSOLIDATED BALANCE SHEET

	Year Ended
(in millions)	12/31/2018	12/31/2019

Assets
Cash and cash equivalents	$565.5	$539.6
Receivables	400.6	417.1
Investments in marketable securities	119.3	59.4
Goodwill	2,633.4	2,651.7
Acquired client relationships (net)	1,309.9	1,182.0
Equity method investments in Affiliates (net)	2,791.0	2,195.6
Fixed assets (net)	104.3	92.3
Other investments	201.1	211.8
Other assets	94.0	304.0
Total assets	$8,219.1	$7,653.5

Liabilities and Equity
Payables and accrued liabilities	$746.6	$634.6
Debt	1,829.6	1,793.8
Deferred income tax liability (net)	511.6	450.2
Other liabilities	162.7	359.1
Total liabilities	3,250.5	3,237.7

Redeemable non-controlling interests	833.7	916.7
Equity:
Common stock	0.6	0.6
Additional paid-in capital	835.6	707.2
Accumulated other comprehensive loss	(109.0)	(108.8)
Retained earnings	3,876.8	3,819.8
	4,604.0	4,418.8
Less: treasury stock, at cost	(1,146.6)	(1,481.3)
Total stockholders’ equity	3,457.4	2,937.5
Non-controlling interests	677.5	561.6
Total equity	4,134.9	3,499.1
Total liabilities and equity	$8,219.1	$7,653.5

Notes

(1)
As supplemental information, we provide non-GAAP performance measures of Adjusted EBITDA (controlling interest), Economic net income (controlling interest) and Economic earnings per share. Management utilizes these non-GAAP performance measures to assess our performance before our share of certain non-cash expenses and to improve comparability between periods.

Adjusted EBITDA (controlling interest) represents our performance before our share of interest expense, income taxes, depreciation, amortization, impairments, and adjustments to our contingent payment arrangements. We believe that many investors use this non-GAAP measure when assessing the financial performance of companies in the investment management industry.

Under our Economic net income (controlling interest) definition, we add to Net income (controlling interest) our share of pre-tax intangible amortization and impairments (including the portion attributable to equity method investments in Affiliates), deferred taxes related to intangible assets, and other economic items which include non-cash imputed interest (principally related to the accounting for convertible securities and contingent payment arrangements) and certain Affiliate equity expenses. Economic net income (controlling interest) is used by management and our Board of Directors as our principal performance benchmark, including as a measure for aligning executive compensation with stockholder value.

Economic earnings per share represents Economic net income (controlling interest) divided by the Average shares outstanding (adjusted diluted). In this calculation, the potential share issuance in connection with our junior convertible securities is measured using a “treasury stock” method. Under this method, only the net number of shares of common stock equal to the value of the junior convertible securities in excess of par, if any, are deemed to be outstanding. We believe the inclusion of net shares under a treasury stock method best reflects the benefit of the increase in available capital resources (which could be used to repurchase shares of common stock) that occurs when these securities are converted and we are relieved of our debt obligation.

The following table provides a reconciliation of Average shares outstanding (adjusted diluted):

	Three Months Ended		Year Ended
(in millions)	12/31/2018	12/31/2019	12/31/2018	12/31/2019
Average shares outstanding (diluted)	52.5	49.1	53.8	50.6
Stock options and restricted stock units	0.2	—	—	—
Average shares outstanding (adjusted diluted)	52.7	49.1	53.8	50.6

These non-GAAP performance measures are provided in addition to, but not as a substitute for, Net income (controlling interest), Earnings per share (controlling interest) or other GAAP performance measures. For additional information on our non-GAAP measures, see our Annual and Quarterly Reports on Form 10-K and 10-Q, respectively, which are accessible on the SEC’s website at www.sec.gov.

(2)
Strategic repositioning includes assets under management attributable to Affiliates that are not significant to our results, or those in which AMG has divested of its interest. Other includes assets under management attributable to product transitions and reclassifications.

(3)	The following table presents equity method earnings and equity method intangible amortization and impairments, which in aggregate form Equity method loss (net):

	Three Months Ended		Year Ended
(in millions)	12/31/2018	12/31/2019	12/31/2018	12/31/2019
Equity method earnings	$70.5	$78.8	$370.6	$289.4
Equity method intangible amortization and impairments	(261.9)	(98.3)	(370.8)	(627.4)
Equity method loss (net)	$(191.4)	$(19.5)	$(0.2)	$(338.0)
Forward Looking Statements and Other Matters
Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “guidance,” “believes,” “expects,” “potential,” "preliminary," “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “projects,” “positioned,” “prospects,” “intends,” “plans,” “estimates,” “pending investments,” “anticipates” or the negative version of these words or other comparable words. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including changes in the securities or financial markets or in general economic conditions, the availability of equity and debt financing, competition for acquisitions of interests in investment management firms, the ability to close pending investments, the investment performance and growth rates of our Affiliates and their ability to effectively market their investment strategies, the mix of Affiliate contributions to our earnings and other risks, uncertainties and assumptions, including those described under the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K. Such factors may be updated from time to time in our periodic filings with the SEC. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

From time to time, AMG may use its website as a distribution channel of material Company information. AMG routinely posts financial and other important information regarding the Company in the Investor Relations section of its website at www.amg.com and encourages investors to consult that section regularly.